United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934

June 7, 2007
(Date of Report)

China 3C Group
(Exact name of registrant as specified in its charter)

Nevada (State of incorporation)	000-28767 (Commission File Number)	88-0403070 (IRS Employer Identification No.)

368 HuShu Nan Road HangZhou City, Zhejiang Province, China (Address of principal executive offices)	310014 (Zip Code)

086-0571-88381700 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01 Regulation FD
Item 9.01 Exhibits

Signature

Item 7.01  Regulation FD

On June 7, 2007, China 3C Group (the “Company”) will make a presentation at Piper Jaffray’s 27th Annual Consumer Conference being held in New York City. The Company’s slide presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, the information included in this Item 7.01, and the exhibits referenced in this Item 7.01 and attached hereto, shall be deemed to be “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. By furnishing this information on Form 8-K, the Company makes no admissions as to the materiality of any of the information in this Report that is furnished under this Item 7.01.

Item 9.01.  Financial Statements and Exhibits

(d) The following exhibit is filed herewith.

99.1	Copy of presentation materials of the Company disclosed on June 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2007	China 3C Group

/s/ Zhenggang Wang
Zhenggang Wang, CEO